ABSOLUTE STRATEGIES FUND (the “Fund”)

Supplement dated September 17, 2014 to the Prospectus dated August 1, 2014

Effective on or about October 1, 2014, each of Harvest Capital Strategies, LLC and Pine Cobble Capital, LLC will become subadvisers (each, a “Subadviser”) to the Fund and invest a portion of the Fund’s assets pursuant to an agricultural strategy and equity credit strategy, respectively. Accordingly, effective on or about October 1, 2014, the Prospectus is supplemented as described below.

1.
The paragraph entitled “Long/Short or Hedged Equity Strategies” in the section entitled “Principal Investment Strategies” beginning on page 2 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Long/Short or Hedged Equity Strategies invest in securities a Subadviser believes to be undervalued or offer high growth opportunities while also attempting to minimize overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales, futures or options. Strategies may use futures or options to hedge risk, increase or reduce the Fund’s investment exposure or obtain leverage. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks. Certain strategies may focus on agriculture related sectors. At times, the Fund may have a long bias or a net short bias in equity sensitive investments.

2.	The sub-section entitled “Subadvisers” in the section entitled “Management” on page 12 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Subadvisers.  Harvest Capital Strategies, LLC; Horizon Asset Management LLC; Kovitz Investment Group, LLC; LakeWater Capital LLC; Longhorn Capital Partners, L.P.; Madden Asset Management LLC; MetWest Asset Management, LLC; Mohican Financial Management, LLC; Pine Cobble Capital, LLC; Sabal Capital Management, LLC; St. James Investment Company, LLC and Yacktman Asset Management LP are the Subadvisers to the Fund.

3.	The sub-section entitled “The Adviser and Subadvisers” in the section entitled “Management” beginning on page 27 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Adviser and Subadvisers

The Fund's adviser is Absolute Investment Advisers LLC, 18 Shipyard Drive, Suite 3C, Hingham, MA 02043. Absolute is a registered investment adviser and provides investment advisory services to the Fund. As of June 30, 2014, Absolute had over $2.2 billion of assets under management.

Absolute is registered as an investment adviser under the Investment Advisers Act of 1940. The Trust, on behalf of the Fund, has claimed an exclusion from regulation with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator under the Commodity Exchange Act and Absolute is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8).

Absolute receives an advisory fee at an annual rate equal to 1.60% on the average annual daily net assets and has contractually agreed to reduce its advisory fee to 1.55% on the average net assets exceeding $4.5 billion but less than $5 billion, and 1.50% on the average net assets exceeding $5 billion through August 1, 2015 (the “Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The actual advisory fee rate paid by the Fund to Absolute for the fiscal year ended March 31, 2014 was 1.58% due to a voluntary waiver by Absolute. Absolute pays any sub-advisory fees out of the fees it receives pursuant to the Investment Advisory Agreement. A discussion summarizing the basis on which the Board approved the

212-PSA1-0914

Fund Investment Advisory Agreement with Absolute and the Fund Sub-Advisory Agreements between Absolute and certain Subadvisers is available in the Fund's annual report for the period ended March 31, 2014. A discussion regarding the approval of Harvest Capital Strategies, LLC and Pine Cobble Capital, LLC will be available in the next report to shareholders.

Subject to the general oversight of the Board, Absolute is directly responsible for making the investment decisions for the Fund. Absolute delegates the day-to-day management of the Fund to a combination of the following Subadvisers. Absolute retains overall supervisory responsibility of the general management and investment of the Fund’s assets.

Subadviser	Investment Strategy
Harvest Capital Strategies, LLC 600 Montgomery Street, Suite 1700 San Francisco, CA 94111	Agriculture Focused Long/Short Equity
Horizon Asset Management LLC 470 Park Avenue South New York, NY 10016	Distressed Debt
Kovitz Investment Group, LLC 115 South LaSalle Street, 27th Floor Chicago, IL 60603	Fundamental Long/Short Equity
LakeWater Capital LLC 100 Limestone Plaza, Suite 200 Fayetteville, NY 13066	Long/Short Credit
Longhorn Capital Partners, LP 1445 Ross Avenue, Suite 5000 Dallas, TX 75202	Global Long/Short Equity
Madden Asset Management LLC One International Place, 24th Floor Boston, MA 02110	Global Long/Short Growth Equity
MetWest Asset Management, LLC 865 S Figueroa Street Los Angeles, CA 90017	Fixed Income and Distressed Debt
Mohican Financial Management, LLC 21 Railroad Avenue, Suite 35 Cooperstown, NY 13326	Convertible Arbitrage
Pine Cobble Capital, LLC 60 William Street, Suite 140 Wellesley, MA 02481	Long/Short Equity and Credit
Sabal Capital Management, LLC 233 Wilshire Boulevard, Suite 300 Santa Monica, CA 90401	Long/Short Equity and Special Situations
St. James Investment Company, LLC 2716 Fairmount Street Dallas, TX 75201	Concentrated Equity
Yacktman Asset Management LP 6300 Bridgepoint Parkway, Building One, Suite 500 Austin, TX 78730	Concentrated Equity

Harvest Capital Strategies LLC was founded in 1999 and provides investment advisory services for other pooled investment vehicles and separately managed accounts.

Horizon Asset Management LLC was founded in 1994 and provides investment advisory services for institutional clients and high-net worth individuals.

Kovitz Investment Group, LLC was founded in 2003 and provides investment advisory services for corporations, individuals, pension and profit sharing plans and other pooled investment vehicles.

LakeWater Capital LLC was founded in 2013 and provides investment advisory services for other pooled investment vehicles.

Longhorn Capital Partners, LP was founded in 2006 and provides investment advisory services for other pooled investment vehicles.

Madden Asset Management LLC was founded in 2007 and provides investment advisory services for other pooled investment vehicles.

MetWest Asset Management, LLC was founded in 1996 and provides investment advisory services for institutional clients, high-net worth individuals and mutual funds.

Mohican Financial Management, LLC was founded in 2003 and provides investment advisory services for another pooled investment vehicle.

Pine Cobble Capital, LLC was founded in 2007 and provides investment advisory services for other pooled investment vehicles.

Sabal Capital Management, LLC was founded in 2010 and provides investment advisory services for other pooled investment vehicles.

St. James Investment Company, LLC was founded in 1999 and manages assets for institutional clients, high-net worth individuals and mutual funds.

Yacktman Asset Management LP commenced operations in 1992 as Yacktman Asset Management Co. and provides investment advisory services for institutional clients and long-term investors.

Pursuant to an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), Absolute, subject to Board approval, is permitted to enter into a new or modified subadvisory agreements with existing or new Subadvisers for the Fund without approval of Fund shareholders (“Exemptive Relief”). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new Subadviser within 90 days of the hiring of the new Subadviser. In the future, Absolute may propose to appoint or replace one or more Subadvisers subject to Board approval and applicable shareholder notice requirements.

* * *

For more information, please contact a Fund customer service representative toll free at
(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.

ABSOLUTE STRATEGIES FUND (the “Fund”)

Supplement dated September 17, 2014 to the Statement of Additional Information (“SAI”) dated August 1, 2014

1.	The definition of “Subadviser” on page 1 of the SAI in the section entitled "Key Defined Terms" is hereby deleted in its entirety and replaced with the following:

"Subadviser" means each of Harvest Capital Strategies LLC; Horizon Asset Management LLC; Kovitz Investment Group, LLC; LakeWater Capital LLC; Longhorn Capital Partners, L.P.; Madden Asset Management LLC; MetWest Asset Management, LLC; Mohican Financial Management, LLC; Pine Cobble Capital, LLC; Sabal Capital Management, LLC; St. James Investment Company, LLC and Yacktman Asset Management LP, the Fund’s subadvisers.

2.
The sub-section entitled "F. Investment Adviser" in the section entitled "Board of Trustees, Management and Service Providers" is hereby amended by deleting the table in the sub-section entitled “Ownership of Adviser and Subadvisers” on page 31 of the SAI in its entirety and replacing it with the following:

Adviser	Controlling Persons/Entities
Absolute Investment Advisers LLC	None
Subadvisers	Controlling Persons/Entities
Harvest Capital Strategies LLC	Joseph A. Jolson and JMP Group LLC
Horizon Asset Management LLC	Horizon Kinetics LLC
Kovitz Investment Group, LLC	Mitchell A. Kovitz
LakeWater Capital LLC	Edward J. Casey, Derek A. Jerina, Glenn T. Migliozzi, Daniel A. Sperrazza and Michael J. Wamp
Longhorn Capital Partners, L.P.	Kristopher N. Kristynik
Madden Asset Management LLC	Robert R. Madden
MetWest Asset Management, LLC	The Carlyle Group, L.P.
Mohican Financial Management, LLC	Eric C. Hage and Daniel C. Hage
Pine Cobble Capital, LLC	Robert A. Nicholson and Zev D. Nijensohn
Sabal Capital Management, LLC	William F. Charters
St. James Investment Company, LLC	Robert J. Mark
Yacktman Asset Management LP	Gotham Acquisition LP, LLC and Yacktman Asset Management Co.

* * *

For more information, please contact a Fund customer service representative toll free at
(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.